UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 16, 2004


                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)


            Nevada                       333-106839              88-0492134
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)


         114 West Magnolia Street, Suite 400-142
                      Bellingham, WA                           98225
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         (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (360) 392-3902


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
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         On August 16, 2004, Essential Innovations Technology Corp.
("Essential") and SOTA Instruments, Inc. ("SOTA") agreed to terminate their International Marketing Agreement of April 9, 2002. A copy of the Official Termination Letter is attached as Exhibit 10.01. The termination is effective immediately, and neither party has any further obligations under the agreement.

         The termination of its agreement with SOTA reflects Essential's determination to focus its efforts on the development and commercialization of its EI Elemental Heat Energy System and to discontinue its efforts in the consumer wellness products segment.

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                                ITEM 7. EXHIBITS
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      The following is filed as an exhibit to this report:


 Exhibit
  Number                   Title of Document                         Location
------------ ------------------------------------------------------- -----------

Item 10.      Material Contracts
------------ ------------------------------------------------------- -----------
  10.01      Official Termination Letter dated August 16, 2004       Attached




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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
                                          Registrant


Dated: August 20, 2004                    By /s/ Jason McDiarmid
                                             ---------------------------------
                                             Jason McDiarmid, President

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